Exhibit 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-QSB/A of The Furia Organization, Inc. (the "Company") for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Treasurer and principal financial and accounting officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of The Furia Organization, Inc.

Dated: November 14, 2005

                                  /s/ Michael D. Alexander
                                  -------------------------------
                                  Michael D. Alexander
                                  Chief Executive Officer
                                  and principal financial and accounting officer